UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2014

THE CHILDREN’S PLACE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Stockholders of The Children’s Place Retail Stores, Inc. (the “Company”) held on June 4, 2014, the Company’s stockholders approved an amendment to our Charter to declassify our board of directors, permit shareholders to remove directors with or without cause and to change our name to “The Children’s Place, Inc.”, each amendment as described in the Company’s proxy statement for such Annual Meeting as filed with the U.S. Securities and Exchange Commission on April 17, 2014. The Company filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on June 6, 2014 to effect each of the amendments. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

 In addition, the Board of Directors amended Article II, Section 2(d) of the Fourth Amended and Restated Bylaws of the Company to reflect the declassification of our board of directors effective upon the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The text of the proposed amendment is set forth below; additions of text are indicated by underlining and deletions of text are indicated by strike-outs:

“(d)          Election. ~~The directors, other than those who may be elected by the holders of any series of Preferred Stock, will be classified with respect to the time for which they severally hold office in accordance with the Certificate of Incorporation.~~ At the annual meeting of stockholders, the stockholders will elect by a vote in accordance with the terms of the Certificate of Incorporation and of these Bylaws~~,~~ the directors to succeed those whose terms expire at such meeting. Any director may resign at any time upon written notice to the Corporation.”

A copy of the amendment to the Company’s bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events

On June 12, 2014, the Company issued a press release announcing the election results at its 2014 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits

(d)          Exhibits

3.1*      Amended and Restated Certificate of Incorporation of The Children’s Place Retail Stores, Inc.

3.2*      Amendment to Fourth Amended and Restated Bylaws of The Children’s Place, Inc.

99.1*    Press Release, dated June 9, 2014.

__________

* Filed herewith.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its Annual Report on Form 10-K for the fiscal year ended February 1, 2014. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the continued weakness in the economy or by other factors such as increases in the cost of gasoline and food, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2014

THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane Elfers
	Name:	Jane Elfers
	Title:	President and Chief Executive Officer

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